JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/02/03	MBNA Corporation

Shares            Price         Amount
2,300,000	     $99.87  	$2,297,010

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.40        N/A	       0.92%	          6.00%

Broker
BA Securities Incorporated

Underwriters of MBNA Corporation

Underwriters*     	                Principal Amount
Total				                  $250,000,000
						    ================
*Underwriters and principal amounts were not available at time of filing.

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/24/03	Florida Power and Light Group

Shares            Price         Amount
2,700,000	     $99.95  	$2,698,650

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.23       N/A 	       1.35%	          7.83%

Broker
Salomon Brothers, Inc.

Underwriters of Florida Power and Light Group

Underwriters     	                Principal Amount
Banc of America Securities LLC      $40,000,000
Citigroup Global Markets, Inc.	 40,000,000
J.P. Morgan Securities, Inc.         40,000,000
Wachovia Capital Markets LLC	       40,000,000
Banc One Capital Markets, Inc.       10,000,000
Barclays Capital, Inc.               10,000,000
The Royal Bank of Scotland PLC  	 10,000,000
Scotia Capital (USA), Inc.		 10,000,000
                                   ------------
Total                              $200,000,000
					     ============

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/01/03	AmeriCredit Automobile
                Receivables Trust 2003-DM A4


Shares		       Price		Amount
4,400,000      		$99.994		$4,399,736

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	       1.24%	          3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile
                Receivables Trust 2003-DM A4

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$106,200,000
Wachovia Capital Markets, Inc.	 106,200,000
Banc One Capital Markets, Inc.	  35,400,000
Credit Suisse First Boston LLC	  35,400,000
J.P. Morgan Securities, Inc.		  35,400,000
Lehman Brothers, Inc.			  35,400,000
                                ----------------
Total                              	$354,000,000
					  ================

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Altria Group, Inc.


Shares		       Price		Amount
1,200,000      		$99.49		$1,193,880

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	       0.24%	          0.66%

Broker
Lehman Brothers, Inc. New York

Underwriters of Altria Group, Inc.

Underwriters     	                            Principal Amount
Citigroup Global Markets Inc.                  $ 116,750,000
J.P. Morgan Securities Inc.                      116,750,000
Lehman Brothers Inc.                             116,750,000
ABN AMRO Incorporated                             23,700,000
BNP Paribas Securities Corp.                      23,700,000
Dresdner Kleinwort Wasserstein Securities LLC     23,700,000
ING Financial Markets LLC                         23,700,000
SG Cowen Securities Corporation                   23,700,000
UBS Securities LLC                                23,700,000
Muriel Siebert & Co., Inc.                         2,516,000
Ormes Capital Markets, Inc.                        2,517,000
Samuel A. Ramirez & Co., Inc.                      2,517,000
          					    	  ----------------
Total                                           $500,000,000
					              ================


JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance Trust
		Ser. 2003-B, A4

Shares		       Price		Amount
550,000     		$99.98		$549,890

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.26       N/A 	       0.23%	          4.01%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance Trust
		Ser. 2003-B, A4

Underwriters     	                     Principal Amount
Lehman Brothers Inc.			      $94,000,000
Wachovia Capital Markets, LLC		       94,000,000
Citigroup Global Capital Markets Inc.	 11,750,000
Credit Suisse First Boston LLC		 11,750,000
Deutsche Bank Securities Inc.		       11,750,000
J.P. Morgan Securities Inc.		       11,750,000
                                     ----------------
Total                                    $235,000,000
					       ================


JPMORGAN SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/10/03	Diageo Finance B.V.

Shares		       Price		Amount
3,900,000     		$99.97		$3,898,830

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.23       N/A 	      0.78%	              2.76%

Broker
Goldman Sachs and Company, New York

Underwriters of Diageo Finance B.V.

Underwriters    	                Principal Amount
Banc of America Securities LLC            $160,000,000
BNP Paribas Securities Corp.               160,000,000
J.P. Morgan Securities Inc.                160,000,000
Deutsche Bank Securities Inc.                5,000,000
Morgan Stanley & Co. Inc.                    5,000,000
RBC Capital Mrkets Corp.                     5,000,000
Royal Bank of Scotland PLC                   5,000,000
                                      ----------------
Total                                     $500,000,000
						  ================

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/15/04	Istar Financial, Inc.

Shares		       Price		Amount
2,000,000     		$99.89		$1,997,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.50       N/A 	       0.57%	          1.43%

Broker
Deutsche Morgan Grenfell

Underwriters of Istar Financial, Inc.

Underwriters*     	             Principal Amount
						 ----------------
Total                                    $350,000,000
					       ================

*Principal amount of underwriters were not available at time of filing.

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/21/04	Halliburton Company

Shares		       Price		Amount
1,600,000     		$100.00		$1,600,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.32%	          1.04%

Broker
Salomon Brothers, Inc. New York

Underwriters of Halliburton Company

Underwriters*     	                  Principal Amount
							----------------
Total                                        $500,000,000
					            ================

*Principal amount of underwriters were not available at time of filing.

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/04	Republic of Chile

Shares		       Price		Amount
4,250,000     		$99.88		$4,244,900

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.15       N/A 	       0.71%	          1.97%

Broker
Salomon Brothers, Inc. New York

Underwriters of Republic of Chile

Underwriters*   	                     Principal Amount
                                     ----------------
Total                                    $600,000,000
					       ================

*Principal amount of underwriters were not available at time of filing.

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/2004	Countrywide Home Loan

Shares		       Price		Amount
6,150,000     		$99.86		$6,141,390

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.30       N/A 	       1.23%	          4.31%

Broker
BA Securities, Inc.

Underwriters of Countrywide Home Loan

Underwriters     	                           Principal Amount
Citigroup Global Markets Inc.                 $ 116,750,000
J.P. Morgan Securities Inc.                     116,750,000
Lehman Brothers Inc.                            116,750,000
ABN AMRO Incorporated                            23,700,000
BNP Paribas Securities Corp.                     23,700,000
Dresdner Kleinwort Wasserstein Securities LLC    23,700,000
ING Financial Markets LLC                        23,700,000
SG Cowen Securities Corporation                  23,700,000
UBS Securities LLC                               23,700,000
Muriel Siebert & Co., Inc.                        2,516,000
Ormes Capital Markets, Inc.                       2,517,000
Samuel A. Ramirez & Co., Inc.                     2,517,000
                                           ----------------
Total                                          $500,000,000
					             ================

JPMORGAN SHORT TERM BOND FUND
Section 10f-3 Transactions

Trade
Date     	Issue
02/06/04	Woori Bank Lower Tier II

Shares		       Price		Amount
2,000,000     		$99.72		$1,994,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.50%	          1.90%

Broker
Merrill Lynch & Company, New York

Underwriters of Woori Bank Lower Tier II

Underwriters*    	                Principal Amount
                                ----------------
Total                              	$400,000,000
					  ================

*Principal amount of underwriters were not available at time of filing.